                               UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                               SCHEDULE 14A

             Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E) (2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (s) 240.14a-11(c) or (s) 240.14a-12

                           Oasis Oil Corporation
               (Name of Registrant as Specified in Its Charter)

      (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:


     (2)  Aggregate number of securities to which transaction applies:



     (3) Per unit price or other underlying value of transaction computed Pursuant to Exchange Act Rule 0-11 (set forth the amount on which The filing fee is calculated and state how it was determined):


     (4)  Proposed maximum aggregate value of transaction:

---------------------------------------------------------------------------

     (5)  Total fee paid:

---------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:


     (2)  Form, Schedule or Registration Statement No.:


     (3)  Filing Party:

------------------------------------------------------------------------------

     (4) Date Filed:

-------------------------------------------------------------------------------

Notes:



Reg.  (S) 240.14a-101

SEC 1913 (3-99)

                             OASIS OIL CORPORATION

         1800 ST. JAMES PLACE,  SUITE 101, HOUSTON, TEXAS 77056
                             TELEPHONE 713-627-8875

                                August 6, 1999

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON SEPTEMBER 3, 1999


To All Holders of the Common Stock
and the Series B Preferred Stock
of Oasis Oil Corporation:

Dear Ladies and Gentlemen:

 Please take notice that the Annual Meeting of the Shareholders (the "Meeting") of Oasis Oil Corporation (the "Company") will be held at the offices of Oasis Oil Corporation at 1800 St. James Place, Suite 101, Houston, Texas 77056, at 3:00 P. M. Central Time on Friday, September 3, 1999, for the following purposes:

  1. To elect a Board of Directors of three members.

  2. To transact such other business as may properly come before the Meeting.

 The close of business on July 26, 1999, has been fixed as the Record Date for the determination of shareholders who are entitled to receive notice of and to vote at the Meeting.

 There are transmitted herewith for your use with respect to the Meeting a Proxy Statement, a Proxy Card, and an Annual Report for the Company.

 Please review the enclosed material, then mark, date, and sign the Proxy Card, and return the Proxy Card to the Company as soon as possible.

                                  Yours very truly,

                                  OASIS OIL CORPORATION

                                  By
                                  Secretary

                                 OASIS OIL CORPORATION

                  1800 ST. JAMES PLACE,  SUITE 101, HOUSTON, TEXAS 77056
                                TELEPHONE 713-627-8875
                        -----------------------------------------
                                     PROXY STATEMENT
    ----------------------------------------------------------------------
    FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 3, 1999

    ----------------------------------------------------------------------
       1. DATE, TIME, PLACE, PROXY SOLICITORS, REVOCABILITY OF PROXY
    ----------------------------------------------------------------------

   This Proxy Statement is being sent to you by the Board of Directors of Oasis Oil Corporation, a Nevada corporation (the "Company"), which Board consists of Messrs. C. A. Beane, Dale Hill, and James Hagan, and by Messrs. C. A. Beane, Dale Hill, and James Hagan in their individual capacities as shareholders of the Company, (all of whom are hereinafter referred to as the "Proxy Solicitors") as and for the solicitation for proxies for use by the Proxy Solicitors at the Annual Meeting of Shareholders of the Company (the "Meeting") to be held at 3:00 P. M. Central Time on Friday, September 3, 1999, at the offices of the Company at 1800 St. James Place, Suite 101, Houston, Texas 77056, and at any adjournment or postponement thereof. It is anticipated that this Proxy Statement and the accompanying Proxy will be first sent to shareholders about August 18, 1999. The Company is paying all expenses with respect to this Proxy Statement and proxy solicitation and the Meeting. A Proxy is enclosed for you to sign and return which constitutes your authority for the Proxy Solicitors to vote your shares of the Company's outstanding common stock and, if any, Series B Preferred Stock at the Meeting. If you sign and return the Proxy, Messrs. C. A. Beane, Dale Hill, and James Hagan will jointly hold your proxy and will vote your stock at the Meeting. At the Meeting, there will be a vote of share-holders for the election of three directors. If you sign and return the Proxy, your proxy will be voted at the Meeting, Where a choice is specified in the Proxy as to the vote with respect to the election of directors or otherwise, your proxy will be voted in accordance with such specifications. If no specification is made but the Proxy is properly signed and returned by you, the shares represented by the Proxy will be voted by the Proxy Solicitors in favor of the nominees for election as directors of the Company. This Proxy Statement solicits a grant of discretionary authority. With respect to matters other than the election of directors that may come before the Meeting, or any adjournment thereof, unless otherwise specified, your Proxy will be voted in accordance with the best judgment and discretion of the Proxy Solicitors. The number of shares represented by Proxies returned to the Company will be tabulated by the Treasurer of the Company. Unless Inspectors of Election are appointed at the Meeting, votes cast at the Meeting will be counted by the Secretary and the Treasurer of the Company. If you sign and return the Proxy, you may at a later time revoke the Proxy. A shareholder submitting the Proxy has the right to revoke it by notifying the Secretary of the Company in writing at any time prior to the voting of the Proxy, or by signing and delivering to the Secretary of the Company a later-dated Proxy, or by attending the Meeting and voting in person.

----------------------------------------------------------------------
       2. RECORD DATE, OUTSTANDING SHARES, AND VOTING RIGHTS
----------------------------------------------------------------------

   The close of business on July 26, 1999, has been fixed by the Board of Directors of the Company as the Record Date for the determination of shareholders entitled to notice of and to vote at the Meeting. On the Record Date, the Company had outstanding 7,150,000 shares of common stock, each share having one vote for a total of 7,150,000 votes for the common stock, and 63,694 shares of Series B Preferred, each share having five votes for a total of 318,470 votes for the Series B Preferred Stock. The total voting power of the Company is therefore 7,468,470 votes. The presence in person or by proxy of the holders of a majority of the total voting power of the Company, or 3,734,236 votes, is necessary to constitute a quorum at the meeting. If a quorum is not present, the Meeting may be adjourned from time to time until a quorum is present. If a quorum is present, the vote of a majority of the shares represented at the meeting in person or by proxy is required to approve any action other that the election of directors. Pursuant to Nevada law, directors are elected by a plurality of the votes cast in the election of directors.

---------------------------------------------------------------------
             3. AVAILABILITY OF ANNUAL REPORT
---------------------------------------------------------------------

   FOR YOUR REVIEW, A COMPANY-PREPARED ANNUAL REPORT ACCOMPANIES THIS PROXY STATEMENT. THE COMPANY FILES QUARTERLY AND ANNUAL REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING AN ANNUAL REPORT ON SEC FORM 10-KSB. THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF ITS FORM 10-KSB FOR ITS MOST RECENTLY COMPLETED FISCAL YEAR TO EACH RECORD HOLDER OR BENEFICIAL OWNER OF ITS COMMON STOCK OR SERIES B PREFERRED STOCK ON THE RECORD DATE WHO MAKES A WRITTEN REQUEST TO THE COMPANY FOR A COPY OF THAT FORM. SUCH REQUESTS SHOULD BE DIRECTED TO OASIS OIL CORPORATION, 1800 ST. JAMES PLACE, SUITE 101, HOUSTON, TEXAS 77056, ATTENTION SHAREHOLDER SERVICES. THE COMPANY'S REPORTS TO THE SEC ARE FILED ELECTRONICALLY BY MEANS OF THE SEC'S EDGAR ELECTRONIC FILING SYSTEM AND CAN BE OBTAINED AT THE INTERNET SITE OF THE SECURITIES AND EXCHANGE COMMISSION AT HTTP//WWW.SEC.GOV.

--------------------------------------------------------------------
       4. MATTERS WHICH WILL OR MAY COME BEFORE THE MEETING
--------------------------------------------------------------------

A. ELECTION OF DIRECTORS

   As a matter which will come before the Meeting and require a vote of shareholders, directors will be elected. The Company is presently authorized to have three directors. Messrs. C. A. Beane, Dale Hill, and James Hagan presently serve as the directors of the Company. The Proxy Solicitors have nominated for election as directors at the Meeting Messrs. C. A. Beane, Dale Hill, and James Hagan. The Proxy Solicitors intend to vote the shares represented by the proxies for the election of those nominees. All of the nominees are willing to serve as directors, but if any nominee should refuse or be unable to serve, the Proxy Solicitors intend to vote the proxies for the election as a director of another person nominated at the Meeting by the Proxy Solicitors. Under the law of the State of Nevada, directors of the Company are to be elected annually by the Company's shareholders. Directors who are elected at the Meeting will serve until their successors are elected and qualified and take office. Votes cast for a nominee at the Meeting will be counted as votes for the election of said nominee as a director of the Company. Abstentions or votes withheld or votes against a nominee at the Meeting will be counted as votes cast against the election of a nominee to be a director of the Company. The following table sets forth certain information with respect to each of the nominees for election as a director of the Company:

Name          Age       Director Since     Office
----          ---       --------------     ------
C. A. Beane   62        1996               Director and President
Dale Hill     58        1998               Director
James Hagan   64        1980               Director and Secretary


   The present principal occupations, affiliations, and other biographical information for the past five years of the aforesaid nominees for election as directors are set forth below.

   C. A. BEANE. Mr. Beane is a current director and the President of the Company. Mr. Beane has been the President of the Company since November, 1996. During 1995 and 1996, Mr. Beane was a director of and the President of Acacia Crude Corporation, which was renamed to be the Company's former operating subsidiary, Oasis Transportation and Marketing Corporation ("OTMC"). During 1994, Mr. Beane was a director of and the Chairman of Eureka International Trading Corporation and Eureka Production Corporation..

   DALE HILL. Mr. Hill is a director of the Company and is the President of Triasis Pipeline Corporation, a Nevada corporation which is a wholly-owned subsidiary of the Company and which presently seeks to obtain a contract pursuant to which it will construct a pipeline in southern New Mexico. Mr. Hill is, and has been during and since 1994, a shareholder, director, of and the President of Triangle Operating, Inc., a Texas corporation formed to operate oil and gas properties, and a member of Triangle Operating LLC, a Texas limited liability company formed to own oil and gas properties. Triangle Operating, Inc. is the owner of record of 1,000,000 shares of the common stock of the Company.

   JAMES HAGAN. Mr. Hagan is a director and the Secretary of the Company, but is not an employee of the Company. Mr. Hagan is and has been since 1994 and before an attorney licensed to practice law in the State of California and is and has been a member of the law firm of Hagan, Saca & Hagan Law Corporation in Palo Alto and San Francisco, California. Mr. Hagan and his law firm were retained in November, 1996, to represent the Company to be its attorneys from his office in California. Mr. Hagan was a director of and the President of the Company prior to October, 1996, when it was named Vida Medical Systems, Inc.

B. OTHER MATTERS

   No other matters are scheduled to come before the Meeting. However, it is possible that other matters may properly come before the Meeting. As set forth above, with respect to any matters, other than the election of directors, that may come before the Meeting, or any adjournment or postponement thereof, unless otherwise specified, the proxies will be voted in accordance with the best judgment and discretion of the Proxy Solicitors.

----------------------------------------------------------------------
            5. EXECUTIVE OFFICERS OF THE COMPANY
----------------------------------------------------------------------

   The Company is required by the law of the State of Nevada and by its Bylaws to have a President, a Treasurer, and a Secretary, and the Company has elected persons to those offices. The officers of the Company are elected by and serve at the will of the Board of Directors. The names and ages of the present executive officers of the Company as of the Record Date, together with the positions and offices which each such person holds with the Company are:

    Name           Age     Position      Served as Officer Since
    ----           ---     --------      -----------------------
   C. A. Beane      62     President             1996
   Susan Penticoff  42     Treasurer             1996
   James Hagan      64     Secretary             1980


   With respect to Mr. Beane and Mr. Hagan, please refer to the biographical material which is set forth above describing the nominees for election as a director of the Company.

   SUSAN PENTICOFF. Mrs. Penticoff has been the Treasurer of the Company since November, 1996. During 1995 and 1996, Mrs. Penticoff was Vice President of Acacia Crude Corporation, which was renamed to be the Company's former operating subsidiary, OTMC. During 1994, Mrs. Penticoff was the Secretary of Eureka International Trading Corporation and Eureka Production Corporation.

--------------------------------------------------------------------
       6. VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------
   The following table sets forth as of the Record Date the number of shares of common stock and of Series B Preferred Stock owned beneficially by each person who is known by the Company to own more than 5% of said voting securities and by the directors and executive officers of the Company individually and as a group. So far as the Company is aware, no director, executive officer, or beneficial owner owns any shares except as set forth below. The Company is advised that, except as shown below, all of such shares are beneficially owned and that the sole investment and voting power is held by the persons named below. With respect to the Series B Preferred Stock specified below, the number of shares has been calculated and reflected below as the number of votes that may be cast at the Meeting by each holder thereof.



                               No of     No. of Shares   Common  Series
                            Shares of      Series B      Stock     B
Name and Address of owner  Common Stock  Preferred Stock Percent Percent
-------------------------  ------------  --------------- ------- -------

C. A. Beane,                  737,290         18,245       12%     5.7%
Director and President
9145 Briarforest,
Houston, TX 77024

Triangle Operating, Inc.    1,000,000           --         14%      --
Voted by Dale Hill,
Director
1800 St. James Place,
Suite 101,
Houston, TX 77056

James Hagan ,
Director and Secretary        215,063           --          --      --
200 Page Mill Road,
Suite 150,
Palo Alto, CA 94306

Susan L. Penticoff,
Treasurer                      49,548           --          --      --
11802 Basilica,
Houston, TX 77099

W. Guerry Bangert             516,016           --         8.4%     --
146 Sugarberry Circle,
Houston, TX 77024

Gupco Finanzaria, S.A.        678,516           --          11%     --
Favona S.A. Societe Fid 15-17
Rue de la Cite BP 452,
1211 Geneva 11, Switzerland


Maurice Duncan                528,516        65,750        8.6%    20.6%
(former director)
4325 East 87th Street,
Tulsa, OK 74137

Boland Machine and            495,484            --        8.0%      --
Manufacturing Co., Inc.
Voted by Robert J. Monroe
(former director)
288 St. Charles Street,
New Orleans, LA 70130

Carl Pfeiffer
(former director)             214,710        52,005         --     16.3%
2112 Fulham Court,
Houston, TX 77063

Neil Lande (former director)                 20,065 owned directly 12.4%
4265 San Felipe, Suite 230,                  19,440 owned as trustee
Houston, TX 77027

Kestral Establishment                        22,745         --     7.1%
Pflugstrasse 20, 9490 Vaduz,
Liechtenstein

All current directors
and executive officers
as a group (4 persons)      2,001,901        18,245         30%    12.0%


------------------------------------------------------------------------
       7. CERTAIN RELATIONSHIPS AND CERTAIN TRANSACTIONS
------------------------------------------------------------------------

   Within the last two fiscal years, the Company has engaged in five transactions which are described below in which a person who was then or is now a director or officer had a direct or indirect material interest.

   From November, 1996, the Company has retained the law firm of Hagan, Saca & Hagan Law Corporation as its general counsel. That law firm is an affiliate of Mr. James Hagan who is a director and Secretary of the Company. The Company has paid the amounts set forth in Section 8-B below to said law firm for legal services rendered to the Company.

   During 1997, the Company borrowed money from the Estate of Edgar Monroe, the administrator of which estate is Robert J. Monroe, who was then a director of the Company. As off December 31, 1997, the principal amount of that loan was $445,779. That loan was repaid in 1998 together with $18,144 in interest.

   During 1998, the Company acquired from Triangle Operating, Inc., ("Triangle"), of which Mr. Dale Hill is an affiliate, the assignment of a pipeline construction contract pursuant to which the Company is entitled to construct a pipeline in the State of New Mexico, which contract is expected to yield a profit of approximately $2,000,000. Mr. Hill was not then a director of the Company. Under the agreement with

Triangle, which was amended in 1999 when Mr. Hill was a director of the Company, in 1998 in exchange for the assignment of the pipeline construction contract, the Company issued to Triangle a promissory note in the amount of $50,000, 1,000,000 shares of common stock, and a warrant to purchase an additional 1,500,000 of common stock at the exercise price of $2.00 per share.

   In 1998, the Company borrowed the sum of $30,000 from each of five directors. Said directors were Messrs. C. A. Beane, Bruce Withers, Carl Pfeiffer, Maurice Duncan, and Hagan, Saca & Hagan Law Corporation, an affiliate of James Hagan. The company issued promissory notes to said persons bearing 12% interest. Said notes have now been repaid in full with interest.

   During 1997, the Company, by and through its wholly-owned operating subsidiary, OTMC, entered into a five-year five-month employment agreement with John Findley, President of OTMC. Under that employment agreement, Mr. Findley is to receive salary compensation of $10,000 per month throughout the term of the agreement plus bonus compensation based on OTMC profits. OTMC has now been sold to a third party.

------------------------------------------------------------------------
                     8. EXECUTIVE COMPENSATION
------------------------------------------------------------------------

A. DIRECTORS
   During 1996, 1997, and 1998, (i) the Company did not compensate directors for their services as directors or for their services on the Audit Committee, (ii) directors did not receive any fringe benefits from the Company, (iii) no effective grant of stock options or other such compensation was made to directors, and (iv) the Company reimbursed directors for their actual out-of-pocket expenses incurred in attending meetings of the Board of Directors or otherwise for or on behalf of the Company.

B. EXECUTIVE OFFICERS
   During 1996, 1997, and 1998, (i) no effective grant of stock options or other such compensation was made to executive officers of the Company, (ii) the Company reimbursed executive officers for their actual out-of-pocket expenses incurred for or on behalf of the Company, and
(iii) officers who were also employees of the Company received certain fringe benefits from the Company in the form of health insurance.

   During 1996, 1997, and 1998, the Company paid the following cash compensation to executive officers:

                                                          Other
Name and Position    Year  Salary in $  Bonus in $     Compensation in $
-----------------    ----  -----------  ----------  --------------------
C. A. Beane,         1996     71,000        0                    0
President            1997     81,200        0                    0
                     1998    141,750        0                    0


Susan Penticoff,     1996     44,000        0                    0
Treasurer            1997     49,200        0                    0
                     1998     62,318        0                    0

James Hagan,
Secretary (These     1996          0        0                    0
(amounts were paid   1997          0        0               54,583
to Mr. Hagan's       1998          0        0               59,167
(law firm for legal
services)

John Findley,        1996          0        0                    0
President of OTMC    1997     57,398        0                    0
                     1998    119,990        0                    0


-----------------------------------------------------------------------
                 9. ADDITIONAL INFORMATION
-----------------------------------------------------------------------

A. THE COMPANY AND THE BOARD AND THE AUDIT COMMITTEE
   The Company has no parent. The Company has no pension, profit-sharing, deferred compensation, life insurance, disability insurance, or other such plans. The Company at present has no stock option plan. There is no employment agreement between the Company and any of its current officers. The Company maintains an Audit Committee of the Board of Directors. The Company has no compensation, nominating, or other committees. The function of the Audit Committee is to confer with and assist the Company's independent auditors. According to the records of the Company, during 1998, the Audit Committee met one time. The current Audit Committee is a committee of one and James Hagan is the committee member. During 1998, the Board of Directors met eight times. All of the incumbent directors attended at least 75% of those meetings. During the last two fiscal years, there has been no change in the shareholding control of the Company, and there are no known arrangements which may result in a change of shareholding control of the Company in the foreseeable future.

B. DIRECTORS AND EXECUTIVE OFFICERS
   No family relationship exists between any director, nominee, or executive officer and any other director, nominee, or executive officer. No arrangement or understanding exists or has existed between any director, nominee, or executive officer and any other person or entity pursuant to which the director, nominee, or executive officer was elected or selected as such. During the past five years, no director, nominee, or executive officer has been involved in a bankruptcy proceeding, has been subject to any judgment or order barring him or her from the conduct of any business or any securities or banking activities, has been found by a court in a civil action to have violated any state or federal securities or commodities law, or has been convicted of a crime other than a minor traffic infraction. There is no material proceeding in which any director, nominee, executive officer, record or beneficial owner of more than 5% of any class of voting securities, or security holder is an adverse party to the Company.

Except as set forth in the Section hereof entitled CERTAIN RELATIONSHIPS AND CERTAIN TRANSACTIONS, there has been no transaction or proposed transaction within the past two years in which the Company was a party and any director, nominee, executive officer, 5% security holder, or the immediate family thereof had a direct or indirect material interest.


C. PROXY SOLICITATION AND COSTS
   The cost of preparing, assembling, printing, and mailing this Proxy Statement and the enclosed Proxy and the cost of soliciting proxies relating to the Meeting will be borne by the Company. The original solicitation of proxies will be by mail which solicitation may be sup-plemented by telephone, telegram, facsimile, or personal solicitation by directors, officers, or other agents of the Company, but no additional compensation will be paid to any officer or director of the Company for any such activities.

D. SHAREHOLDER PROPOSAL DEADLINES
   Any shareholder who wishes to submit a proposal to be included in the Company's proxy materials relating to the next Annual Meeting of the shareholders of the Company must insure that the Company receives any such proposal not later than December 31,1999. The date of January 31, 1999, is the date after which notice of a shareholder proposal submitted outside the normal process for the submission of shareholder proposals is untimely.

---------------------------------------------------------------------
          10. NO TRADING IN THE STOCK OF THE COMPANY
---------------------------------------------------------------------
    Neither the common stock of the Company nor the Series B Preferred Stock trades in any public market.

--------------------------------------------------------------------
     11. SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------
   Based on a review of SEC Forms 3, 4, and 5 furnished or not furnished to the Company during 1998 and prior years, it appears that all of its directors, officers, and beneficial owners of more than 10% of the Company's equity securities failed to file on a timely basis Form 3 or Form 5 reports required by section 16(a) of the Exchange Act during 1998 and prior years. This group includes all persons listed in Section 6 above plus Mr. Bruce Withers, a former director, and except W. Guerry Bangert and Kestral Establishment Because the stock of the Company does not trade in any public market, so far as the Company is aware, no officer or director has sold or transferred any of the Company's common stock or Series B Preferred Stock except to place some or all of such stock into a trust for estate or family purposes. Accordingly, it appears that no directors, officers, or beneficial owners of more than 10% of the Company's equity securities was required to file an SEC Report on Form 4. Immediately following the Meeting, the Company anticipates that all reports on SEC Form 3 will be made and that, thereafter, all directors, officers, and beneficial owners of more than 10% of the Company's equity securities will timely file any required reports on SEC Forms 3, 4, or 5.

---------------------------------------------------------------------
              12. INDEPENDENT PUBLIC ACCOUNTANTS
---------------------------------------------------------------------

   BDO Seidman, LLP, Certified Public Accountants located in Houston, Texas, serves as independent auditor of the Company. A representative of that firm is expected to be present at the Meeting, and will be invited to make a statement and will be available to answer questions. The Company knows of no direct or indirect material financial interest of BDO Seidman, LLP, in the Company, or any connection of that firm, or any of its members, with the Company in the capacity of promoter, underwriter, voting trustee, officer, director, or employee. The Company expects to continue to retain BDO Seidman as its independent auditor, however, this is a matter for decision by the Board of Directors and will not be voted upon at the Meeting.

--------------------------------------------------------------------
                     END OF PROXY STATEMENT
--------------------------------------------------------------------



 PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE. THANK YOU FOR YOUR COOPERATION AND ASSISTANCE.

 Dated August 17, 1999, at Houston, Texas      For the Company


                                               C. A. BEANE, as President

                      OASIS OIL CORPORATION
     PROXY FOR ANNUAL MEETING OF SHAREHOLDERS - SEPTEMBER 3, 1999

With respect to the Annual Meeting of shareholders of the Oasis
Oil Corporation to be held on September 3, 1999, or any adjournment thereof, the undersigned hereby constitutes and appoints C. A. Beane, Dale Hill, and James Hagan, and each of them, as the attorneys and proxies of the undersigned, with full power of substitution, to appear and represent and vote at said meeting, or any adjournment thereof, as the proxy of the undersigned as designated below all of the shares of common stock and all of the shares of Series B Preferred Stock of Oasis Oil Corporation held of record by the undersigned at the close of business on July 26, 1999.

 PLEASE CHECK THE APPROPRIATE BOXES
  (1)  For the election of the following
       nominees as directors:                           WITHHOLD VOTE
                                             VOTE FOR    OR ABSTAIN
                                             -------    -------------
C. A. Beane                                    [_]           [_]
Dale Hill                                      [_]           [_]
James Hagan                                    [_]           [_]

  (2) With respect to any other matter         [_]           [_]
      that may come before the Meeting,
      according to the best judgement and
      discretion of the aforesaid attorneys
      and proxies.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF OASIS OIL CORPORATION CONSISTING OF C. A. BEANE, DALE HILL, AND JAMES HAGAN AND ON BEHALF OF MESSRS. BEANE, HILL, AND HAGAN IN THEIR INDIVIDUAL CAPACITIES AS SHAREHOLDERS OF THE COMPANY. IF NO VOTE IS INDICATED ABOVE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE AFORESAID NOMINEES AS DIRECTORS AND ACCORDING TO THE BEST JUDGMENT AND DISCRETION OF SAID ATTORNEYS AND PROXIES WITH RESPECT TO ANY OTHER MATTERS THAT MAY COME BEFORE THE MEETING. (Continued and to be signed on the other side)

                    (Continued from reverse side)

 PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY AS SOON AS POSSIBLE.

IMPORTANT: Please sign exactly as your name or names appear on the share certificates, and when signing as an attorney, executor, administrator, trustee or guardian, give your full title as such. If the signatory is a corporation, sign the full corporate name by duly authorized officer, or if a partnership, sign in partnership name by authorized person.

                 Date:             , 1999
                      -------------


                 Signature:
                                       ----------------------
                 Print Name/
                                       ---------------------------------
                 Title of Representative
                                       --------------------------------



Return this proxy card to Oasis Oil Corporation, 1800 St. James Place, Suite 101, Houston, Texas 77056